UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 19, 2013

PARKER DRILLING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-07573	73-0618660
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Greenway Plaza, Suite 100 Houston, Texas	77046
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 406-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240. 14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Amendment to the Goldman Term Loan Agreement

On July 19, 2013, Parker Drilling Company (the “Company”) entered into the First Amendment (the “GS Term Loan Amendment”) to the Term Loan Agreement dated as of April 18, 2013 (the “GS Term Loan Agreement”), among the Company, the lenders party thereto from time to time, Goldman Sachs Bank USA, as administrative agent and the other parties thereto. The GS Term Loan Amendment, among other things, (i) extends to August 15, 2013 the date on which the interest rate under the GS Term Loan Agreement first increases, (ii) provides that any prepayment of the term loans under the GS Term Loan Agreement will be at 100.0% of the amount repaid if such repayment occurs prior to August 15, 2013 and (iii) provides that the 1.00% duration fee will be payable on the principal amount of the term loans outstanding on August 15, 2013 instead of the amount that was outstanding on June 30, 2013.

The foregoing description of the GS Term Loan Amendment is not complete and is qualified by reference to the complete document, which is filed as Exhibit 10.1 to this report.

Amendment to the Amended and Restated Credit Agreement

On July 19, 2013, the Company entered into the First Amendment (the “Credit Agreement Amendment”) to the Amended and Restated Credit Agreement dated as of December 14, 2012 among the Company, the lenders party thereto from time to time, Bank of America N.A., as administrative agent, and the other parties thereto (the “Credit Agreement”). The Credit Agreement Amendment, among other things, permits the Company or any of its subsidiaries (other than certain immaterial subsidiaries) to incur indebtedness pursuant to additional unsecured senior notes in an aggregate principal amount not to exceed $250,000,000 at any one time outstanding; provided that any such notes shall (x) have a scheduled maturity occurring after the maturity date of the Credit Agreement, (y) contain terms (including covenants and events of default) no more restrictive, taken as a whole, to the Company and its subsidiaries than those contained in the Credit Agreement and (z) have no scheduled amortization, no sinking fund requirements and no maintenance financial covenants. In addition, pursuant to the Credit Agreement Amendment, and subject to the terms and conditions set forth in Credit Agreement, to the extent the Company repays the principal amount of term loans outstanding under the Credit Agreement, until April 30, 2014 the Company may reborrow, in the form of additional term loans, up to $45 million of the principal amount of such outstanding term loans it has repaid, provided that such $45 million reborrowing amount will decrease $2.5 million at the end of each quarter beginning September 30, 2013 and ending March 31, 2014, such that the reborrowing availability on April 30, 2014 would be $37.5 million.

The foregoing description of the Credit Agreement Amendment is not complete and is qualified by reference to the complete document, which is filed as Exhibit 10.2 to this report.

ITEM 2.02 Results of Operations and Financial Condition

On July 22, 2013, the Company issued a press release providing selected financial data for the quarter ended June 30, 2013. A copy of the press release is filed as exhibit 99.1 to this report. The Company does not generally release preliminary results and does not expect to provide similar information on a regular basis in the future. The Company is providing this data to prospective investors in connection with its recently announced private offering of senior notes (the “Notes”) to qualified institutional buyers inside the United States and certain non-U.S. persons located outside the United States pursuant to Rule 144A and Regulation S of the Securities Act of 1933, as amended (the “Offering”).

The selected financial data presented below are preliminary, based upon the Company’s estimates, and are subject to revision based upon the Company’s financial closing procedures and the completion of the Company’s financial statements. The Company’s actual results may be materially different from its estimates. Accordingly, these preliminary estimates should not be unduly relied on. In addition, these estimated results are not necessarily indicative of the Company’s results for the full fiscal year or any future period. The preliminary financial data included in this Current Report have been prepared by, and is the responsibility of, the management of the Company. The Company’s independent auditor has not audited, reviewed, compiled or performed any procedures with respect to the accompanying preliminary financial data. Accordingly, the Company’s independent auditor does not express an opinion or any other form of assurance with respect thereto.

Shown below are the Company’s preliminary estimates of revenues, depreciation and amortization expense, operating income, and net income for its 2013 second quarter, along with comparable results for the 2013 first quarter. The Company’s estimates are based on the information available to the management of the Company as of the date of this Current Report.

	For three months ended,
	June 30, 2013	March 31, 2013
Revenues (millions)	$215 - $230	$167.2
Depreciation and amortization expense (millions)	$31 - $ 34	$29.5
Operating income (millions)	$27 - $ 33	$8.9
Net income (millions)	$7 - $ 11	$0.6

The estimates include contributions from the April 22, 2013 acquisition of International Tubular Services Limited. During the second quarter, the Company’s U.S. rental tools operations achieved higher average pricing that offset lower market activity; the Company’s international drilling rig fleet attained higher utilization; and the Company’s U.S. Gulf of Mexico drilling barge fleet achieved higher average dayrates and operated at full utilization.

The information furnished under Item 2.02 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

The press release is incorporated by reference into this Item 2.02 and the foregoing description of the press release is qualified in its entirety by reference to such exhibit.

ITEM 7.01. Regulation FD Disclosure

The information provided under Item 2.02 is hereby incorporated by reference into this Item 7.01.

On July 22, 2013, the Company announced that it intends, subject to market and other conditions, to offer and sell $225 million aggregate principal amount of its Senior Notes due 2020 in a private offering. A copy of the press release is filed as exhibit 99.2 to this report.

The information furnished under Item 7.01 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

The press release is incorporated by reference into this Item 7.01 and the foregoing description of the press release is qualified in its entirety by reference to such exhibit.

Forward-Looking Statements

This Current Report contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements include those regarding our estimated financial results for the second quarter of 2013, the Offering and other statements that are not historical in nature. No assurance can be given that actual future results will not differ materially from those contained in the forward-looking statements in this current report. Although the Company believes that all such statements contained in this Current Report are based on reasonable assumptions, there are numerous variables of an unpredictable nature or outside of the Company’s control that could affect the Company’s future results and the value of its shares. Each investor must assess and bear the risk of uncertainty inherent in the forward-looking statements contained in this current report. Please refer to the Company’s filings with the SEC for additional discussion of risks and uncertainties that may affect the Company’s actual future results. The Company undertakes no obligation to update the forward-looking statements contained herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	First Amendment to Term Loan Agreement dated July 19, 2013, among Parker Drilling Company, the lenders party thereto, Goldman Sachs Bank USA and certain other parties thereto.

10.2	First Amendment to Amended and Restated Credit Agreement, dated as of July 19, 2013, among Parker Drilling Company, as Borrower, certain Subsidiaries of the Borrower, as Guarantors, the Lenders party thereto, and Bank of America N.A., as administrative agent.

99.1	Press Release announcing selected financial data for the quarter ended June 30, 2013, dated July 22, 2013.

99.2	Press Release announcing proposed notes offering issued by Parker Drilling Company, dated July 22, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARKER DRILLING COMPANY

Date: July 22, 2013	By:	/s/ Christopher T. Weber

Christopher T. Weber
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	First Amendment to Term Loan Agreement dated July 19, 2013, among Parker Drilling Company, the lenders party thereto, Goldman Sachs Bank USA and certain other parties thereto.

10.2	First Amendment to Amended and Restated Credit Agreement, dated as of July 19, 2013, among Parker Drilling Company, as Borrower, certain Subsidiaries of the Borrower, as Guarantors, the Lenders party thereto, and Bank of America N.A., as administrative agent.

99.1	Press Release announcing selected financial data for the quarter ended June 30, 2013, dated July 22, 2013.

99.2	Press Release announcing proposed notes offering issued by Parker Drilling Company, dated July 22, 2013.

5